EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO


                            18 U.S.C. SECTION 1350,


                             AS ADOPTED PURSUANT TO


                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Web Wizard, Inc. (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ya Tang Chao, Chief Executive Officer of Web Wizard, Inc., certify, pursuant to 18 U.S.C. {section}1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                     /s/ Ya Tang Chao






                                     Ya Tang Chao






                                     Chief Executive Officer






                                     (Principal Executive Officer and Principal
                                     Financial Officer)






                                     Date: May 12, 2009